SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


          October 13, 2000              October 11, 2000
         ----------------------------------------------------------
          Date of report         (Date of earliest event reported)


                             HEXCEL CORPORATION
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


 Delaware                     1-8472                      94-1109521
--------------         ---------------------           ------------------
(State of              (Commission File No.)            (IRS Employer
Incorporation)                                          Identification No.)


                             Two Stamford Plaza
                           281 Tresser Boulevard
                           Stamford, Connecticut      06901-3288
        ------------------------------------------------------------
            (Address of Principal Executive Offices)  (Zip Code)


                               (203) 969-0666
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


                                    N/A
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)





ITEM 5.  OTHER EVENTS

                  In connection with the proposed sale (the "Sale") of 14,525,000 shares of common stock of Hexcel Corporation ("Hexcel") by Ciba Specialty Chemicals Holding Inc. and certain of its affiliates ("Ciba") to affiliates of The Goldman Sachs Group, Inc. (the "New Investors"), Hexcel has entered into (i) an Agreement, dated as of October 11, 2000, with the New Investors (the "New Investors Agreement"), and (ii) a Consent and Termination Agreement, dated as of October 11, 2000, with Ciba, copies of which are attached as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference. The Sale is subject to customary closing conditions including the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the consent of the lenders under Hexcel's Second Amended and Restated Credit Agreement dated as of September 15, 1998, and is anticipated to be completed well before year-end. The Stock Purchase Agreement between Ciba and the New Investors is included as Exhibit A to the New Investors Agreement. Hexcel and the New Investors have agreed to the terms of a Governance Agreement and a Registration Rights Agreement they will enter into effective as of the closing of the Sale, the forms of which are included as Exhibits B and C to the New Investors Agreement. In addition, effective as of the closing, Hexcel will amend and restate its bylaws. The form of these bylaws is included as Exhibit D to the New Investors Agreement.

                  On October 11, 2000, Hexcel issued a press release announcing that the New Investors have entered into an agreement to buy approximately 14.5 million shares of Hexcel common stock from Ciba, and announcing its agreements with the New Investors and Ciba. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

             10.1 Agreement, dated as of October 11, 2000, by and among Hexcel Corporation, LXH, L.L.C. and LXH II, L.L.C.

             10.2 Consent and Termination Agreement, dated as of October 11, 2000, by and between Hexcel Corporation and Ciba Specialty Chemicals Holding Inc.

             99.1      Press Release, dated October 11, 2000.



                                 SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 13, 2000


                                                     HEXCEL CORPORATION


                                                     /s/ Ira J. Krakower
                                                     -------------------
                                                     Ira J. Krakower
                                                     Senior Vice President



                               EXHIBIT INDEX

Exhibit No.       Description

    10.1 Agreement, dated October 11, 2000, by and among Hexcel Corporation, LXH, L.L.C. and LXH II, L.L.C.

    10.2 Consent and Termination Agreement, dated as of October 11, 2000, by and between Hexcel Corporation and Ciba Specialty Chemicals Holding Inc.

    99.1          Press Release, dated October 11, 2000.